Exhibit 99.1 * *

Investment Highlights
High quality hotel portfolio
Embedded internal growth opportunities
Deep management team focused on execution
“Life cycle” driven capital recycling program
Building Long-Term Earnings Growth

WESTIN HOTELS & RESORTS
Fairmont HOTELS & RESORTS
Marriott HOTELS·RESORTS·SUITES
Fairmont HOTELS & RESORTS
INTER-CONTINENTAL
Marriott HOTELS·RESORTS·SUITES
Marriott HOTELS·RESORTS·SUITES
FOUR SEASONS Hotels and Resorts
LOEWS HOTELS
HYATT
HYATT
Marriott HOTELS·RESORTS·SUITES
HYATT
HOTEL DEL CORONADO
INTER-CONTINENTAL
FOUR SEASONS Hotels and Resorts
INTER-CONTINENTAL
FOUR SEASONS Hotels and Resorts

STRATEGIC

Hotels & Resorts

Portfolio Overview
20 Hotels and Resorts
10,005 Rooms
Paris, France
Hamburg, Germany
Prague, Czech Republic
Chicago
Mexico City
Punta Mita Resort
New Orleans
Phoenix
at Civic Plaza
Lincolnshire Resort
Miami
Half Moon Bay
Mexico City
Punta Mita Resort
New Orleans
Miami
Half Moon Bay
Mexico City
Punta Mita Resort
New Orleans
Chicago
Miami
Santa Monica Beach Hotel
Half Moon Bay
La Jolla
Washington, D.C.
St. Francis
Laguna Niguel
London, England
Scottsdale

Portfolio Metrics Q1 2006 Q1 2007 RevPAR $150 22.7% $184 Total RevPAR $268 28.0% $343 ADR $203 23.2% $250 GOP/room $8,709 28.9% $11,227

2007 Completions Hotel del Coronado 213 room renovation 35 unit / 78 room addition Retail reconfiguration New restaurant

2007 Completions Four Season Punta Mita 5 room suite 23 rooms and river pool Retail expansion New restaurant

Capital Projects
2007 Completions
Ritz-Carlton Laguna Niguel
– 3 room addition
– Wine room
InterContinental Chicago
– Wine room
– Starbucks
Fairmont Chicago
– Gold lounge
InterContinental Miami
– Starbucks
Fairmont Scottsdale
– 79 Gold rooms
– Michael Mina restaurant
– Gerber bar

Components of Value Non-Income Producing Assets Meetings & Business Hotels: 45% of EBITDA Ocean Front Resorts: 34% of EBITDA European Hotels: 12% of EBITDA Non-Core Assets: 9% of EBITDA

Summary
Newly acquired high growth portfolio
Early success in capital investment activities
Programmed three year investment strategy
Conversion of non-income producing assets into value
Accelerating earnings growth
Underpinning real estate values

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